UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21745
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2010

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.3024 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Walter A. Row, CFA
       Eaton Vance
       Management
Co-Portfolio Manager
       Thomas Seto
Parametric Portfolio
     Associates LLC
Co-Portfolio Manager
   David Stein, Ph.D.
  Parametric Portfolio
    Associates LLC
Co-Portfolio Manager
• U.S. and foreign equities both finished 2010 with positive returns. The year overall was bracketed by solid quarters at both ends, with some weakness in the middle. The weakness came as a variety of concerns – including a European credit crisis, an overheating Chinese economy and U.S. political uncertainties – caused a spike in volatility at midyear.
• The year ended on a decidedly higher note, however, particularly in the U.S., as equity investors seemed encouraged by the continued modest growth of the economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.
• The U.S. market, as represented by the S&P 500 Index, rose 15.06% for the year ended December 31, 2010. Markets in the other developed economies of the world put up a somewhat lower average return, but still managed a 7.75% gain for the year, as measured by the MSCI EAFE Index. The MSCI Emerging Markets Index, meanwhile, advanced a more-robust 18.88%.1 In the U.S., growth indices outperformed value indices across all market capitalizations, and small-and mid-cap stocks outperformed large-caps by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “ETW.” At net asset value (NAV) for the year ending December 31, 2010, the Fund underperformed the S&P 500 Index and its Lipper peer group, but it outpaced the CBOE S&P 500 BuyWrite Index, the FTSE Eurotop 100 Index and the CBOE NASDAQ-100 BuyWrite Index.[2] The Fund’s market price traded at an 8.03% discount to NAV as of period end.

•	The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing in a diversified portfolio of common stocks, including stocks of U.S. issuers (the “U.S. Segment”) and stocks of non-U.S. issuers (the “International Segment”). The Fund seeks to generate current earnings in part by employing an options strategy of writing (selling)

Total Return Performance 12/31/09 – 12/31/10
NYSE Symbol		ETW
At Net Asset Value (NAV)		8.24%
At Market Price		- 0.81%

S&P 500 Index[2]		15.06%
CBOE S&P 500 BuyWrite Index[2]		5.86%
CBOE NASDAQ-100 BuyWrite Index[2]		6.11%
FTSE Eurotop 100 Index[2]		0.53%
Lipper Options Arbitrage/Options Strategies Funds Average[2]		11.58%

Premium/(Discount) to NAV (12/31/10)		(8.03)%
Total Distributions per share		$1.472
Distribution Rate[3]	At NAV	9.08%
	At Market Price	9.87%
See page 3 for more performance information.

[1]	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
index call options on a substantial portion of the value of the Fund’s total assets. During the year ending December 31, 2010 – a period in which the S&P 500 Index performed in excess of historical norms – the index option overlay program prevented the Fund from attaining greater upside market capture. For the year, the S&P 500 moved in excess of the monthly call strikes by more than the premiums received, resulting in an overall option loss. At net asset value, however, the Fund did outperform its option benchmarks, the CBOE S&P 500 BuyWrite Index and the CBOE NASDAQ-100 BuyWrite Index.

•	In addition to the dampening effect of the option strategy, the Fund’s performance lagged the S&P 500 in large part due to its exposure to foreign stocks, particularly those in the eurozone, where performance was weak during the 12-month period. At the same time, however, the Fund’s exposure to U.S. stocks, which fared considerably better during the year, helped it outperform the FTSE Eurotop 100 Index.

•	As of December 31, 2010, the Fund held a diversified portfolio that encompassed holdings across a broad range of the U.S. economy, as well as a variety of foreign countries. The Fund’s investments in the U.S. Segment constituted approximately 53% of total investments, with the remaining portion invested in the International Segment.

•	Among the Fund’s common stock holdings, its largest sector weightings were in information technology (IT), financials and consumer discretionary. Security selection within the commercial banks, oil/gas and consumable fuels, and diversified telecommunication services industries detracted from performance versus the S&P 500. Several of the Fund’s holdings in the IT sector, especially within the computers/peripherals, IT services and Internet software/services industries, contributed positively to performance.

•	The Fund had written call options on approximately 99% of its equity holdings as of December 31, 2010. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the Fund’s underlying assets. During the first and last calendar quarters of 2010, there were relatively low levels of implied volatility, with correspondingly low levels of actual volatility in the equity markets. Volatility levels increased, however, at times during the second and early third calendar quarters.

•	On December 14, 2010, the Fund announced a change in its quarterly distribution rate, effective with its December 31, 2010, distribution payment. The Fund’s portfolio management team reviews the level and sustainability of the Fund’s distributions periodically. Before deciding to decrease the amount of the Fund’s distribution to $0.3024 per share, the team considered several factors including the current market outlook and volatility environment, the dividend yield of the underlying equity portfolio and the level of other income yielding assets in the marketplace. The portfolio management team believes a reduction in the Fund’s distributions will help strike a greater balance in the delivery of total return, including both distributions and the opportunity for capital appreciation. As portfolio and market conditions change, the rate of distributions paid by the Fund could be further changed.
Country Allocation1

[1]	As a percentage of the Fund’s total investments as of 12/31/10.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010
FUND PERFORMANCE
Fund Performance

NYSE Symbol	ETW

Average Annual Total Returns (at market price, NYSE)

One Year	-0.81%
Five Years	5.15
Life of Fund (9/30/05)	3.33

Average Annual Total Returns (at net asset value)

One Year	8.24%
Five Years	5.25
Life of Fund (9/30/05)	4.99
Fund Composition
Top 10 Holdings1

By total investments

Apple, Inc.	5.6%
Microsoft Corp.	1.8
Nestle SA	1.7
Google, Inc., Class A	1.5
QUALCOMM, Inc.	1.5
Exxon Mobil Corp.	1.2
Oracle Corp.	1.1
Siemens AG	1.1
Novartis AG	1.0
Total SA	1.0

[1]	Top 10 Holdings represented 17.5% of the Fund’s total investments as of 12/31/10. The Top 10 Holdings do not reflect the Fund’s written option positions at 12/31/10.
Sector Weightings2

[2]	As a percentage of the Fund’s total investments as of 12/31/10. Sector Weightings do not reflect the Fund’s written option positions at 12/31/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.5%

Security	Shares	Value

Aerospace & Defense — 1.0%

European Aeronautic Defence & Space Co.(1)	56,122	$1,309,600
General Dynamics Corp.	33,624	2,385,959
Honeywell International, Inc.	59,872	3,182,795
Raytheon Co.	78,667	3,645,429
Rockwell Collins, Inc.	25,533	1,487,553
Rolls-Royce Group PLC(1)	272,487	2,654,919

		$14,666,255

Air Freight & Logistics — 0.7%

CH Robinson Worldwide, Inc.	56,332	$4,517,263
Deutsche Post AG	82,457	1,398,890
Expeditors International of Washington, Inc.	73,976	4,039,090

		$9,955,243

Airlines — 0.1%

British Airways PLC(1)	483,403	$2,060,520

		$2,060,520

Auto Components — 0.6%

Aisin Seiki Co., Ltd.	10,200	$359,412
Compagnie Generale des Etablissements Michelin	26,277	1,886,298
Cooper Tire & Rubber Co.	23,193	546,891
Dana Holding Corp.(1)	34,606	595,569
Denso Corp.	60,300	2,073,044
Goodyear Tire & Rubber Co. (The)(1)	31,887	377,861
Johnson Controls, Inc.	73,134	2,793,719
Toyota Boshoku Corp.	11,900	209,219
Toyota Industries Corp.	8,600	266,078

		$9,108,091

Automobiles — 1.3%

Daimler AG(1)	132,059	$8,935,694
Ford Motor Co.(1)	75,528	1,268,115
Honda Motor Co., Ltd.	108,000	4,262,629
Isuzu Motors, Ltd.	116,000	524,171
Mazda Motor Corp.	146,000	416,458
Suzuki Motor Corp.	52,800	1,296,177
Toyota Motor Corp.	50,407	1,984,445
Yamaha Motor Co., Ltd.(1)	18,800	305,081

		$18,992,770

Beverages — 1.3%

Carlsberg A/S, Class B	8,450	$848,172
Coca-Cola Co. (The)	86,770	5,706,863
Coca-Cola West Co., Ltd.	26,200	474,255
Constellation Brands, Inc., Class A(1)	33,994	752,967
Heineken Holding NV	24,773	1,077,357
Heineken NV	30,199	1,481,151
Kirin Holdings Co., Ltd.	90,000	1,258,744
PepsiCo, Inc.	78,946	5,157,542
Pernod-Ricard SA	15,528	1,461,629
Sapporo Holdings, Ltd.	128,000	578,157

		$18,796,837

Biotechnology — 2.0%

Amgen, Inc.(1)	146,962	$8,068,214
Biogen Idec, Inc.(1)	65,997	4,425,099
BioMarin Pharmaceutical, Inc.(1)	19,589	527,532
Celgene Corp.(1)	124,687	7,373,989
Gilead Sciences, Inc.(1)	169,876	6,156,306
Martek Biosciences Corp.(1)	33,316	1,042,791
Regeneron Pharmaceuticals, Inc.(1)	23,758	779,975

		$28,373,906

Building Products — 0.3%

Asahi Glass Co., Ltd.	96,776	$1,125,488
Daikin Industries, Ltd.	63,300	2,236,110
Masco Corp.	59,062	747,725

		$4,109,323

Capital Markets — 1.9%

Affiliated Managers Group, Inc.(1)	5,077	$503,740
Artio Global Investors, Inc.	28,136	415,006
Bank of New York Mellon Corp. (The)	54,215	1,637,293
Charles Schwab Corp. (The)	66,662	1,140,587
Deutsche Bank AG	134,582	7,038,049
Duff & Phelps Corp., Class A	30,762	518,647
Franklin Resources, Inc.	19,250	2,140,792
GAM Holding, Ltd.(1)	58,376	964,939
Goldman Sachs Group, Inc. (The)	20,456	3,439,881
ICAP PLC	178,286	1,490,752
Julius Baer Group, Ltd.	76,144	3,565,294
Man Group PLC	355,866	1,650,118
Matsui Securities Co., Ltd.	66,800	473,154
Mediobanca SpA	87,467	780,173
Mizuho Securities Co., Ltd.	105,000	299,409
SBI Holdings, Inc.	1,116	168,295

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Capital Markets (continued)

State Street Corp.	11,567	$536,015

		$26,762,144

Chemicals — 2.0%

Air Products and Chemicals, Inc.	37,115	$3,375,609
Akzo Nobel NV	18,556	1,154,497
BASF SE	66,034	5,269,671
Daicel Chemical Industries, Ltd.	51,000	371,124
Dow Chemical Co. (The)	80,264	2,740,213
Eastman Chemical Co.	11,375	956,410
Hitachi Chemical Co., Ltd.	16,800	346,239
Johnson Matthey PLC	85,911	2,737,128
Kaneka Corp.	57,000	393,821
Linde AG	19,853	3,003,328
Mitsubishi Gas Chemical Co., Inc.	55,000	389,015
Monsanto Co.	29,335	2,042,889
Nitto Denko Corp.	5,900	276,715
Shin-Etsu Chemical Co., Ltd.	58,200	3,136,780
Showa Denko KK	236,000	529,450
Sumitomo Chemical Co., Ltd.	160,000	785,440
Toray Industries, Inc.	56,000	333,845
Tosoh Corp.	173,000	560,236
Wacker Chemie AG	4,842	844,177

		$29,246,587

Commercial Banks — 5.7%

Banco Popolare SC	182,477	$828,274
Banco Santander SA	1,132,101	12,063,383
Barclays PLC	1,085,798	4,487,499
BNP Paribas	130,141	8,288,177
Fifth Third Bancorp	152,511	2,238,861
Gunma Bank, Ltd. (The)	106,000	580,218
Hachijuni Bank, Ltd. (The)	89,000	495,885
Hiroshima Bank, Ltd. (The)	87,000	365,894
HSBC Holdings PLC	1,235,349	12,625,478
IBERIABANK Corp.	13,247	783,295
Intesa Sanpaolo SpA	1,486,339	4,040,792
Lloyds Banking Group PLC(1)	3,975,334	4,103,755
Mizuho Financial Group, Inc.	401,941	753,990
Natixis(1)	165,993	776,471
PNC Financial Services Group, Inc.	37,644	2,285,744
Regions Financial Corp.	114,022	798,154
Shinsei Bank, Ltd.(1)	390,000	507,585
Societe Generale	111,185	5,982,470
Standard Chartered PLC	220,000	5,939,063
Sterling Bancshares, Inc.	108,059	758,574
Sumitomo Mitsui Financial Group, Inc.	13,208	467,657
UniCredit SpA	2,422,488	5,022,182
Wells Fargo & Co.	245,542	7,609,347

		$81,802,748

Commercial Services & Supplies — 0.7%

Avery Dennison Corp.	23,372	$989,571
Edenred(1)	26,214	620,552
SECOM Co., Ltd.	60,200	2,844,497
Serco Group PLC	156,826	1,361,413
Waste Management, Inc.	114,399	4,217,891

		$10,033,924

Communications Equipment — 3.3%

Alcatel-Lucent(1)	613,676	$1,795,311
Brocade Communications Systems, Inc.(1)	67,859	358,974
Cisco Systems, Inc.(1)	608,709	12,314,183
Nokia Oyj	612,107	6,340,660
QUALCOMM, Inc.	425,828	21,074,227
Research In Motion, Ltd.(1)	98,383	5,719,004

		$47,602,359

Computers & Peripherals — 6.4%

Apple, Inc.(1)	248,976	$80,309,699
Dell, Inc.(1)	321,011	4,349,699
Hewlett-Packard Co.	140,078	5,897,284
NEC Corp.	258,000	771,936

		$91,328,618

Construction & Engineering — 0.4%

Bouygues SA	19,011	$820,482
Chiyoda Corp.	69,000	683,407
Ferrovial SA	95,985	958,548
Fluor Corp.	9,129	604,887
Hochtief AG	11,977	1,015,309
JGC Corp.	71,000	1,538,827

		$5,621,460

Construction Materials — 0.3%

Imerys SA	22,993	$1,534,707
Lafarge SA	22,039	1,383,526
Vulcan Materials Co.	16,770	743,917

		$3,662,150

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Consumer Finance — 0.2%

American Express Co.	45,990	$1,973,891
SLM Corp.(1)	50,603	637,092

		$2,610,983

Containers & Packaging — 0.1%

Sealed Air Corp.	14,782	$376,202
Toyo Seikan Kaisha, Ltd.	68,100	1,290,104

		$1,666,306

Distributors — 0.3%

Canon Marketing Japan, Inc.	14,600	$207,388
Genuine Parts Co.	56,294	2,890,134
LKQ Corp.(1)	34,742	789,338

		$3,886,860

Diversified Financial Services — 1.6%

Bank of America Corp.	485,348	$6,474,542
Citigroup, Inc.(1)	830,235	3,927,012
CME Group, Inc.	1,702	547,619
Compagnie Nationale a Portefeuille	17,116	837,535
Criteria Caixacorp SA	267,829	1,430,463
Deutsche Boerse AG	36,045	2,490,371
JPMorgan Chase & Co.	154,746	6,564,325
Moody’s Corp.	18,539	492,025
ORIX Corp.	4,130	404,637

		$23,168,529

Diversified Telecommunication Services — 2.7%

AT&T, Inc.	258,166	$7,584,917
Deutsche Telekom AG	325,887	4,201,050
France Telecom SA	222,265	4,651,052
Frontier Communications Corp.	295,887	2,878,981
Telefonica SA	512,662	11,704,012
Verizon Communications, Inc.	161,847	5,790,886
Windstream Corp.	133,199	1,856,794

		$38,667,692

Electric Utilities — 1.6%

Duke Energy Corp.	144,296	$2,569,912
E.ON AG	274,138	8,371,798
EDF SA	41,600	1,708,400
Edison International	51,169	1,975,123
Enel SpA	692,425	3,469,752
Hokkaido Electric Power Co., Inc.	13,500	275,680
Iberdrola SA	494,257	3,832,248
Kyushu Electric Power Co., Inc.	7,400	165,671
Shikoku Electric Power Co., Inc.	8,200	240,860

		$22,609,444

Electrical Equipment — 1.0%

ABB, Ltd.(1)	422,425	$9,431,858
Cooper Industries PLC, Class A	21,762	1,268,507
Fujikura, Ltd.	87,000	437,613
GS Yuasa Corp.	82,000	565,386
Legrand SA	47,726	1,946,730
Mabuchi Motor Co., Ltd.	5,000	257,018

		$13,907,112

Electronic Equipment, Instruments & Components — 0.9%

Alps Electric Co., Ltd.	82,200	$948,657
Corning, Inc.	39,985	772,510
Keyence Corp.	1,110	320,274
Kyocera Corp.	54,934	5,581,150
Nippon Electric Glass Co., Ltd.	96,000	1,377,975
Omron Corp.	16,500	434,835
TDK Corp.	56,200	3,891,078
Yaskawa Electric Corp.	27,000	254,230

		$13,580,709

Energy Equipment & Services — 0.9%

CGGVeritas(1)	31,600	$964,653
Halliburton Co.	130,037	5,309,411
Schlumberger, Ltd.	62,861	5,248,893
Technip SA	9,124	843,358

		$12,366,315

Food & Staples Retailing — 1.9%

Casino Guichard-Perrachon SA	11,211	$1,093,896
CVS Caremark Corp.	172,603	6,001,406
Delhaize Group SA	27,344	2,022,169
Koninklijke Ahold NV	134,328	1,774,493
Kroger Co. (The)	47,687	1,066,282
Metro AG	26,403	1,905,669
Safeway, Inc.	20,063	451,217
Seven & i Holdings Co., Ltd.	72,300	1,923,479
Sysco Corp.	78,426	2,305,725

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food & Staples Retailing (continued)

UNY Co., Ltd.	64,000	$644,536
Wal-Mart Stores, Inc.	137,369	7,408,310

		$26,597,182

Food Products — 2.8%

Campbell Soup Co.	17,968	$624,388
ConAgra Foods, Inc.	77,043	1,739,631
Green Mountain Coffee Roasters, Inc.(1)	12,869	422,875
H.J. Heinz Co.	47,559	2,352,268
Kraft Foods, Inc., Class A	88,500	2,788,635
Nestle SA	411,921	24,131,844
Nissin Foods Holdings Co., Ltd.	11,700	418,730
Parmalat SpA	307,055	842,267
Toyo Suisan Kaisha, Ltd.	15,000	333,042
Unilever NV	203,126	6,336,998
Yakult Honsha Co., Ltd.	19,700	566,391

		$40,557,069

Gas Utilities — 0.1%

Gas Natural SDG SA	45,614	$702,677
Snam Rete Gas SpA	175,073	871,814

		$1,574,491

Health Care Equipment & Supplies — 1.0%

Boston Scientific Corp.(1)	216,231	$1,636,869
Covidien PLC	51,806	2,365,462
Edwards Lifesciences Corp.(1)	14,052	1,135,964
Hologic, Inc.(1)	76,941	1,448,029
Immucor, Inc.(1)	15,993	317,141
Medtronic, Inc.	47,166	1,749,387
Nobel Biocare Holding AG	39,100	737,476
Olympus Corp.	60,000	1,806,607
Terumo Corp.	54,000	3,028,713

		$14,225,648

Health Care Providers & Services — 0.9%

AmerisourceBergen Corp.	43,561	$1,486,301
DaVita, Inc.(1)	17,678	1,228,444
Laboratory Corp. of America Holdings(1)	16,119	1,417,183
Lincare Holdings, Inc.	57,193	1,534,488
McKesson Corp.	22,301	1,569,544
Medco Health Solutions, Inc.(1)	28,789	1,763,902
UnitedHealth Group, Inc.	64,272	2,320,862
VCA Antech, Inc.(1)	69,119	1,609,782

		$12,930,506

Hotels, Restaurants & Leisure — 1.5%

Accor SA	26,214	$1,168,285
Bally Technologies, Inc.(1)	11,183	471,811
Carnival Corp.	69,217	3,191,596
International Game Technology	42,344	749,065
Marriott International, Inc., Class A	38,496	1,599,124
McDonald’s Corp.	89,263	6,851,828
Wynn Resorts, Ltd.	27,627	2,868,788
Yum! Brands, Inc.	83,058	4,073,995

		$20,974,492

Household Durables — 0.6%

Casio Computer Co., Ltd.	85,000	$682,234
Ryland Group, Inc.	18,520	315,396
Sanyo Electric Co., Ltd.(1)	170,000	275,859
Sekisui Chemical Co., Ltd.	61,000	436,413
Sony Corp.	61,700	2,206,678
Stanley Black & Decker, Inc.	48,688	3,255,766
Whirlpool Corp.	9,068	805,510

		$7,977,856

Household Products — 0.9%

Clorox Co. (The)	20,211	$1,278,952
Colgate-Palmolive Co.	3,997	321,239
Henkel AG & Co. KGaA, PFC Shares	20,000	1,240,025
Kimberly-Clark Corp.	27,342	1,723,640
Procter & Gamble Co.	86,363	5,555,732
Reckitt Benckiser Group PLC	30,271	1,665,360
Uni-Charm Corp.	12,400	492,396

		$12,277,344

Industrial Conglomerates — 1.9%

3M Co.	53,517	$4,618,517
General Electric Co.	372,123	6,806,130
Hankyu Hanshin Holdings, Inc.	38,128	176,710
Siemens AG	126,201	15,632,993
Textron, Inc.	29,211	690,548

		$27,924,898

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Insurance — 3.6%

ACE, Ltd.	25,406	$1,581,523
Aflac, Inc.	17,276	974,885
Allianz SE	66,135	7,857,817
American International Group, Inc.(1)	10,335	595,503
AON Corp.	3,503	161,173
AXA SA	297,994	4,960,205
Berkshire Hathaway, Inc., Class B(1)	29,420	2,356,836
Chubb Corp.	4,667	278,340
Cincinnati Financial Corp.	95,829	3,036,821
CNP Assurances	56,816	1,025,468
Delta Lloyd NV	38,000	766,342
Genworth Financial, Inc., Class A(1)	46,638	612,823
HCC Insurance Holdings, Inc.	72,068	2,085,648
Mapfre SA	247,314	689,421
Marsh & McLennan Cos., Inc.	94,701	2,589,125
MetLife, Inc.	112,391	4,994,656
MS&AD Insurance Group Holdings, Inc.	24,200	604,097
Principal Financial Group, Inc.	36,247	1,180,202
Prudential Financial, Inc.	37,177	2,182,662
Prudential PLC	349,752	3,653,945
Resolution, Ltd.	95,702	350,139
RSA Insurance Group PLC	678,764	1,327,000
SCOR SE	63,370	1,610,437
Sony Financial Holdings, Inc.	136	547,718
Standard Life PLC	479,801	1,620,468
Swiss Life Holding, Ltd.(1)	5,941	856,885
Swiss Reinsurance Co., Ltd.	33,066	1,773,885
T&D Holdings, Inc.	27,300	688,666
Tryg A/S	15,498	714,702

		$51,677,392

Internet & Catalog Retail — 1.2%

Amazon.com, Inc.(1)	64,528	$11,615,040
Liberty Media Corp. - Interactive, Class A(1)	33,681	531,149
Priceline.com, Inc.(1)	11,738	4,689,918

		$16,836,107

Internet Software & Services — 2.9%

Baidu, Inc. ADR(1)	53,449	$5,159,432
eBay, Inc.(1)	206,059	5,734,622
Google, Inc., Class A(1)	36,038	21,405,491
Monster Worldwide, Inc.(1)	36,048	851,814
United Internet AG	55,455	902,296
VeriSign, Inc.	108,496	3,544,565
Yahoo! Inc.(1)	193,189	3,212,733

		$40,810,953

IT Services — 2.0%

CapGemini SA	56,171	$2,625,955
Cognizant Technology Solutions Corp., Class A(1)	77,532	5,682,320
Fidelity National Information Services, Inc.	51,873	1,420,801
Infosys Technologies, Ltd. ADR	60,400	4,595,232
International Business Machines Corp.	66,339	9,735,912
MasterCard, Inc., Class A	5,904	1,323,145
Nomura Research Institute, Ltd.	12,000	266,583
NTT Data Corp.	581	2,003,635
Obic Co., Ltd.	1,080	221,798
Otsuka Corp.	2,600	176,910
Western Union Co.	55,901	1,038,082

		$29,090,373

Leisure Equipment & Products — 0.2%

Hasbro, Inc.	21,651	$1,021,494
Nikon Corp.	63,000	1,271,764
Sankyo Co., Ltd.	4,300	242,277

		$2,535,535

Life Sciences Tools & Services — 0.2%

Illumina, Inc.(1)	30,602	$1,938,331
PerkinElmer, Inc.	27,425	708,113
Thermo Fisher Scientific, Inc.(1)	17,359	960,994

		$3,607,438

Machinery — 2.3%

AGCO Corp.(1)	23,446	$1,187,774
Caterpillar, Inc.	35,948	3,366,890
Dover Corp.	15,298	894,168
Eaton Corp.	22,736	2,307,931
Ebara Corp.(1)	104,000	508,877
Fanuc, Ltd.	52,827	8,074,942
Hitachi Construction Machinery Co., Ltd.	66,900	1,596,732
IHI Corp.	213,000	472,896
Japan Steel Works, Ltd.	78,000	812,380
Joy Global, Inc.	19,362	1,679,653
Kawasaki Heavy Industries, Ltd.	107,000	358,604
Komatsu, Ltd.	67,800	2,040,566
Kurita Water Industries, Ltd.	7,400	232,301

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Machinery (continued)

Makita Corp.	6,700	$272,636
MAN AG	12,372	1,473,568
Meidensha Corp.	97,000	456,725
Minebea Co., Ltd.	67,127	421,100
NTN Corp.	132,000	696,616
Pall Corp.	30,660	1,520,123
Parker Hannifin Corp.	29,259	2,525,052
SMC Corp.	2,900	494,874
Snap-On, Inc.	15,120	855,490
Sumitomo Heavy Industries, Ltd.	119,000	761,162
Titan International, Inc.	23,159	452,527

		$33,463,587

Marine — 0.1%

Kawasaki Kisen Kaisha, Ltd.	174,000	$757,550
Mitsui O.S.K. Lines, Ltd.	83,000	562,419

		$1,319,969

Media — 2.4%

British Sky Broadcasting Group PLC	447,757	$5,137,998
Comcast Corp., Class A	409,550	8,997,814
Comcast Corp., Special Class A	19,251	400,613
DIRECTV, Class A(1)	116,574	4,654,800
Focus Media Holding, Ltd. ADR(1)	10,518	230,660
JC Decaux SA(1)	44,715	1,376,793
McGraw-Hill Cos., Inc. (The)	27,142	988,240
Omnicom Group, Inc.	54,629	2,502,008
Virgin Media, Inc.	100,424	2,735,550
Walt Disney Co. (The)	174,880	6,559,749
Wolters Kluwer NV	45,032	987,582

		$34,571,807

Metals & Mining — 3.3%

AK Steel Holding Corp.	20,960	$343,115
Alcoa, Inc.	118,506	1,823,807
Anglo American PLC	100,152	5,239,238
ArcelorMittal	200,276	7,621,790
BHP Billiton PLC	189,390	7,619,522
Boliden AB	112,900	2,300,212
Cliffs Natural Resources, Inc.	9,184	716,444
Dowa Holdings Co., Ltd.	105,000	685,976
JFE Holdings, Inc.	8,900	308,584
Kobe Steel, Ltd.	216,000	545,774
Mitsubishi Materials Corp.(1)	80,000	254,223
Newmont Mining Corp.	30,985	1,903,409
Pacific Metals Co., Ltd.	62,000	524,623
Rio Tinto PLC	128,971	9,193,284
Sumitomo Metal Industries, Ltd.	112,000	274,569
Sumitomo Metal Mining Co., Ltd.	66,000	1,149,597
United States Steel Corp.	27,078	1,581,897
Xstrata PLC	195,335	4,628,713

		$46,714,777

Multi-Utilities — 1.6%

Centrica PLC	498,444	$2,582,600
CMS Energy Corp.	175,140	3,257,604
Consolidated Edison, Inc.	38,721	1,919,400
Dominion Resources, Inc.	42,535	1,817,095
GDF Suez	222,427	7,988,448
NiSource, Inc.	42,420	747,440
Public Service Enterprise Group, Inc.	116,940	3,719,862
RWE AG, PFC Shares	10,079	646,454

		$22,678,903

Multiline Retail — 0.9%

H2O Retailing Corp.	29,000	$211,104
Isetan Mitsukoshi Holdings, Ltd.	71,332	826,734
Kohl’s Corp.(1)	44,325	2,408,620
Marks & Spencer Group PLC	432,844	2,496,004
Nordstrom, Inc.	19,173	812,552
PPR SA	7,380	1,174,975
Sears Holdings Corp.(1)	19,043	1,404,421
Target Corp.	70,056	4,212,467

		$13,546,877

Office Electronics — 0.6%

Brother Industries, Ltd.	22,000	$324,696
Canon, Inc.	78,200	4,016,764
Konica Minolta Holdings, Inc.	70,500	728,642
Ricoh Co., Ltd.	59,000	860,279
Xerox Corp.	208,743	2,404,719

		$8,335,100

Oil, Gas & Consumable Fuels — 7.1%

Anadarko Petroleum Corp.	39,182	$2,984,101
BP PLC	1,728,070	12,737,566
Chesapeake Energy Corp.	11,230	290,969
Chevron Corp.	100,417	9,163,051
ConocoPhillips	104,333	7,105,077

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Devon Energy Corp.	8,417	$660,819
El Paso Corp.	56,715	780,398
ENI SpA	332,108	7,278,898
Exxon Mobil Corp.	235,131	17,192,779
Hess Corp.	20,723	1,586,138
Idemitsu Kosan Co., Ltd.	3,100	328,495
Japan Petroleum Exploration Co.	3,900	147,897
Petrohawk Energy Corp.(1)	38,373	700,307
Royal Dutch Shell PLC, Class A	359,111	11,990,207
Royal Dutch Shell PLC, Class B	292,028	9,670,428
Southwestern Energy Co.(1)	24,167	904,571
Suncor Energy, Inc.	23,244	890,013
Total SA	268,726	14,312,922
Williams Cos., Inc.	118,494	2,929,172

		$101,653,808

Paper & Forest Products — 0.1%

International Paper Co.	16,317	$444,475
OJI Paper Co., Ltd.	76,000	366,777

		$811,252

Personal Products — 0.2%

Kao Corp.	73,654	$1,979,457
USANA Health Sciences, Inc.(1)	9,533	414,209

		$2,393,666

Pharmaceuticals — 6.9%

Abbott Laboratories	115,361	$5,526,946
Allergan, Inc.	27,084	1,859,858
Astellas Pharma, Inc.	58,400	2,219,516
AstraZeneca PLC	135,442	6,172,721
Bayer AG	25,635	1,900,241
Chugai Pharmaceutical Co., Ltd.	52,900	968,625
Daiichi Sankyo Co., Ltd.	62,300	1,360,692
Eisai Co., Ltd.	59,846	2,162,073
Eli Lilly & Co.	34,545	1,210,457
GlaxoSmithKline PLC	541,207	10,495,582
Hisamitsu Pharmaceutical Co., Inc.	4,800	201,741
Johnson & Johnson	119,421	7,386,189
Medicines Co.(1)	28,661	404,980
Merck & Co., Inc.	177,326	6,390,829
Merck KGaA	9,700	776,579
Mitsubishi Tanabe Pharma Corp.	10,000	168,574
Novartis AG	249,781	14,703,497
Ono Pharmaceutical Co., Ltd.	5,000	233,159
Pfizer, Inc.	502,128	8,792,261
Roche Holding AG	75,396	11,052,510
Sanofi-Aventis	130,640	8,375,371
Shionogi & Co., Ltd.	56,000	1,103,587
Takeda Pharmaceutical Co., Ltd.	39,731	1,951,817
Watson Pharmaceuticals, Inc.(1)	48,108	2,484,778

		$97,902,583

Professional Services — 0.4%

Equifax, Inc.	15,217	$541,725
Manpower, Inc.	24,829	1,558,268
Randstad Holding NV(1)	24,548	1,297,329
Robert Half International, Inc.	59,863	1,831,808

		$5,229,130

Real Estate Investment Trusts (REITs) — 0.7%

AvalonBay Communities, Inc.	19,158	$2,156,233
British Land Co. PLC	195,831	1,607,482
Capital Shopping Centres Group PLC	189,600	1,236,685
Japan Real Estate Investment Corp.	37	383,305
Japan Retail Fund Investment Corp.	200	382,469
Nippon Building Fund, Inc.	40	409,933
Simon Property Group, Inc.	32,545	3,237,902

		$9,414,009

Real Estate Management & Development — 0.2%

Capital & Counties Properties PLC	189,600	$445,477
Daito Trust Construction Co., Ltd.	6,300	430,558
Heiwa Real Estate Co., Ltd.	324,000	1,016,958
Nomura Real Estate Holdings, Inc.	27,400	497,179
NTT Urban Development Corp.	443	434,883

		$2,825,055

Road & Rail — 0.6%

Central Japan Railway Co.	55	$459,769
CSX Corp.	38,338	2,477,018
East Japan Railway Co.	12,600	817,604
Kansas City Southern(1)	33,485	1,602,592
Keio Corp.	139,000	946,759
Kintetsu Corp.	105,000	328,093
Ryder System, Inc.	14,154	745,067
Tobu Railway Co., Ltd.	135,000	757,118

		$8,134,020

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.0%

Advanced Micro Devices, Inc.(1)	43,780	$358,120
Advantest Corp.	111,000	2,495,634
Applied Materials, Inc.	313,048	4,398,324
Atheros Communications, Inc.(1)	60,993	2,190,869
Broadcom Corp., Class A	133,905	5,831,563
Cirrus Logic, Inc.(1)	62,702	1,001,978
Cree, Inc.(1)	28,924	1,905,802
Cypress Semiconductor Corp.(1)	217,447	4,040,165
Infineon Technologies AG(1)	113,522	1,058,165
Intel Corp.	654,452	13,763,126
MEMC Electronic Materials, Inc.(1)	57,209	644,173
ON Semiconductor Corp.(1)	53,708	530,635
Shinko Electric Industries Co., Ltd.	17,200	191,895
Sumco Corp.(1)	14,600	207,896
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	91,231	1,144,037
Tessera Technologies, Inc.(1)	21,221	470,045
Tokyo Electron, Ltd.	53,500	3,368,423

		$43,600,850

Software — 4.2%

BMC Software, Inc.(1)	31,383	$1,479,395
Citrix Systems, Inc.(1)	46,346	3,170,530
Compuware Corp.(1)	52,384	611,321
Concur Technologies, Inc.(1)	56,008	2,908,495
Dassault Systemes SA	23,266	1,756,363
Konami Corp.	62,100	1,313,907
Microsoft Corp.	948,983	26,495,605
Oracle Corp.	529,690	16,579,297
Symantec Corp.(1)	199,867	3,345,774
TiVo, Inc.(1)	45,460	392,320
Trend Micro, Inc.	57,397	1,885,599

		$59,938,606

Specialty Retail — 1.9%

Abercrombie & Fitch Co., Class A	10,682	$615,604
American Eagle Outfitters, Inc.	42,783	625,915
Best Buy Co., Inc.	47,984	1,645,371
Fast Retailing Co., Ltd.	51,300	8,137,279
Gap, Inc. (The)	73,351	1,623,991
Home Depot, Inc.	62,734	2,199,454
Industria de Diseno Textil SA	34,787	2,603,913
Limited Brands, Inc.	33,514	1,029,885
Office Depot, Inc.(1)	190,264	1,027,426
Shimamura Co., Ltd.	2,400	222,143
Staples, Inc.	222,003	5,055,008
Tiffany & Co.	26,337	1,640,005
USS Co., Ltd.	2,720	221,965
Yamada Denki Co., Ltd.	4,360	296,616

		$26,944,575

Textiles, Apparel & Luxury Goods — 0.7%

Adidas AG	18,804	$1,223,175
Asics Corp.	20,000	255,991
Christian Dior SA	10,660	1,524,732
Coach, Inc.	16,626	919,584
Hanesbrands, Inc.(1)	30,207	767,258
NIKE, Inc., Class B	30,110	2,571,996
Nisshinbo Holdings, Inc.	82,000	895,054
Onward Holdings Co., Ltd.	30,000	259,185
Swatch Group AG, Class B	3,924	1,749,595

		$10,166,570

Tobacco — 1.8%

Altria Group, Inc.	71,118	$1,750,925
British American Tobacco PLC	275,025	10,579,160
Imperial Tobacco Group PLC	177,291	5,449,885
Japan Tobacco, Inc.	409	1,510,262
Philip Morris International, Inc.	113,533	6,645,086

		$25,935,318

Trading Companies & Distributors — 0.4%

Marubeni Corp.	147,000	$1,029,116
Mitsubishi Corp.	77,500	2,088,758
Sumitomo Corp.	96,700	1,361,271
Wolseley PLC(1)	51,754	1,656,764

		$6,135,909

Transportation Infrastructure — 0.1%

ADP	13,565	$1,072,101
Kamigumi Co., Ltd.	46,000	384,991

		$1,457,092

Wireless Telecommunication Services — 2.0%

American Tower Corp., Class A(1)	19,546	$1,009,356
KDDI Corp.	537	3,096,737
MetroPCS Communications, Inc.(1)	45,272	571,785
Millicom International Cellular SA	18,027	1,723,381
Rogers Communications, Inc., Class B	46,378	1,606,070

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services (continued)

Softbank Corp.	159,298	$5,492,664
Sprint Nextel Corp.(1)	97,523	412,522
Vodafone Group PLC	5,349,088	14,042,178

		$27,954,693

Total Common Stocks
(identified cost $1,236,363,663)		$1,435,312,325

Investment Funds — 0.1%

Security	Shares	Value

Capital Markets — 0.1%

Alliance Trust PLC	154,637	$900,556

Total Investment Funds
(identified cost $644,408)		$900,556

Total Investments — 100.6%
(identified cost $1,237,008,071)		$1,436,212,881

Call Options Written — (1.1)%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

Dow Jones Euro Stoxx 50 Index	68,600	EUR	2,900	1/21/11	$(1,530,892)
FTSE 100 Index	17,950	GBP	5,925	1/21/11	(2,700,633)
NASDAQ 100 Index	675		$2,225	1/22/11	(2,089,125)
NASDAQ 100 Index	750		$2,250	1/22/11	(1,455,000)
Nikkei 225 Index	1,250,000	JPY	10,250	1/14/11	(1,655,068)
S&P 500 Index	1,320		$1,245	1/22/11	(3,412,200)
S&P 500 Index	1,035		$1,260	1/22/11	(1,676,700)
S&P 500 Index	1,330		$1,270	1/22/11	(1,522,850)
SMI Index	9,250	CHF	6,650	1/21/11	(209,733)

Total Call Options Written
(premiums received $22,312,888)					$(16,252,201)

Other Assets, Less Liabilities — 0.5%					$7,879,901

Net Assets — 100.0%					$1,427,840,581

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

PFC Shares - Preference Shares

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

JPY - Japanese Yen

(1)	Non-income producing security.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	53.4%	$761,698,092
United Kingdom	11.9	169,952,843
Japan	10.8	154,115,048
France	5.9	84,729,767
Germany	5.4	77,185,319
Switzerland	5.1	72,206,070
Spain	2.4	33,984,665
Italy	1.6	23,134,152
Netherlands	1.1	16,185,349
Luxembourg	0.7	9,345,171
Canada	0.6	8,215,087
Finland	0.4	6,340,660
China	0.4	5,390,092
India	0.3	4,595,232
Other Countries, less than 0.3% each	0.6	9,135,334

Total Investments	100.6%	$1,436,212,881

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investments, at value (identified cost, $1,237,008,071)	$1,436,212,881
Cash	1,485,764
Restricted cash*	4,090,000
Foreign currency, at value (identified cost, $1,127)	1,151
Dividends receivable	1,475,147
Receivable for investments sold	57,226,616
Tax reclaims receivable	1,153,976

Total assets	$1,501,645,535

Liabilities

Written options outstanding, at value (premiums received, $22,312,888)	$16,252,201
Payable for investments purchased	55,841,467
Payable to affiliates:
Investment adviser fee	1,216,291
Trustees’ fees	11,193
Accrued expenses	483,802

Total liabilities	$73,804,954

Net Assets	$1,427,840,581

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 107,229,535 shares issued and outstanding	$1,072,295
Additional paid-in capital	1,225,104,874
Accumulated net realized loss	(2,345,903)
Accumulated distributions in excess of net investment income	(1,395,195)
Net unrealized appreciation	205,404,510

Net Assets	$1,427,840,581

Net Asset Value

($1,427,840,581 ÷ 107,229,535 common shares issued and outstanding)	$13.32

*	Represents restricted cash on deposit at the custodian as collateral for written options.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $1,908,188)	$32,327,975

Total investment income	$32,327,975

Expenses

Investment adviser fee	$13,912,999
Trustees’ fees and expenses	45,760
Custodian fee	671,911
Transfer and dividend disbursing agent fees	20,663
Legal and accounting services	57,911
Printing and postage	351,868
Miscellaneous	149,357

Total expenses	$15,210,469

Deduct —
Reduction of custodian fee	$4,773

Total expense reductions	$4,773

Net expenses	$15,205,696

Net investment income	$17,122,279

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$57,551,405
Written options	(59,506,029)
Foreign currency transactions	(73,770)

Net realized loss	$(2,028,394)

Change in unrealized appreciation (depreciation) —
Investments	$66,471,415
Written options	19,986,930
Foreign currency	43,248

Net change in unrealized appreciation (depreciation)	$86,501,593

Net realized and unrealized gain	$84,473,199

Net increase in net assets from operations	$101,595,478

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$17,122,279	$21,206,060
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	(2,028,394)	48,042,016
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	86,501,593	269,708,855

Net increase in net assets from operations	$101,595,478	$338,956,931

Distributions to shareholders —
From net investment income	$(17,676,961)	$(21,733,320)
From net realized gain	(2,063,115)	—
Tax return of capital	(137,807,191)	(169,738,302)

Total distributions	$(157,547,267)	$(191,471,622)

Capital share transactions —
Reinvestment of distributions	$5,549,924	$6,769,711

Net increase in net assets from capital share transactions	$5,549,924	$6,769,711

Net increase (decrease) in net assets	$(50,401,865)	$154,255,020

Net Assets

At beginning of year	$1,478,242,446	$1,323,987,426

At end of year	$1,427,840,581	$1,478,242,446

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(1,395,195)	$(679,181)

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$13.840	$12.450	$19.670	$19.560	$18.610

Income (Loss) From Operations

Net investment income(1)	$0.160	$0.199	$0.287	$0.213	$0.242
Net realized and unrealized gain (loss)	0.792	2.991	(5.707)	1.697	2.510

Total income (loss) from operations	$0.952	$3.190	$(5.420)	$1.910	$2.752

Less Distributions

From net investment income	$(0.167)	$(0.204)	$(0.285)	$(0.039)	$(0.241)
From net realized gain	(0.019)	—	—	(0.098)	(0.126)
Tax return of capital	(1.286)	(1.596)	(1.515)	(1.663)	(1.433)

Total distributions	$(1.472)	$(1.800)	$(1.800)	$(1.800)	$(1.800)

Offering costs charged to paid-in capital(1)	$—	$—	$—	$—	$(0.002)

Net asset value — End of year	$13.320	$13.840	$12.450	$19.670	$19.560

Market value — End of year	$12.250	$13.890	$10.120	$17.360	$20.320

Total Investment Return on Net Asset Value(2)	8.24%	28.83%	(27.36)%	10.55%	15.47%

Total Investment Return on Market Value(2)	(0.81)%	59.07%	(33.09)%	(6.08)%	29.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,427,841	$1,478,242	$1,323,987	$2,091,164	$2,075,159
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.09%	1.09%	1.08%	1.08%	1.07%
Net investment income	1.23%	1.57%	1.76%	1.07%	1.26%
Portfolio Turnover	12%	31%	33%	13%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2010, a capital loss carryforward of $2,465,392 was utilized to offset net realized gains by the Fund.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Additionally, at December 31, 2010, the Fund had a net capital loss of $98,821 attributable to foreign currency transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. As the writer of an index put option, the Fund is responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. As the writer of an index call option, the Fund is responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$17,676,961	$21,733,320
Long-term capital gains	$2,063,115	$—
Tax return of capital	$137,807,191	$169,738,302

During the year ended December 31, 2010, accumulated net realized loss was decreased by $52,865, accumulated distributions in excess of net investment income was increased by $161,332 and paid-in capital was increased by $108,467 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$201,762,233
Post October losses	$(98,821)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts, foreign currency transactions and investments in PFICs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund.

The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2010, the investment adviser fee amounted to $13,912,999. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $172,155,168 and $364,471,252, respectively, for the year ended December 31, 2010.

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the years ended December 31, 2010 and December 31, 2009 were 424,054 and 497,414, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,238,888,608

Gross unrealized appreciation	$276,094,287
Gross unrealized depreciation	(78,770,014)

Net unrealized appreciation	$197,324,273

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2010 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	1,648,909	$22,380,075
Options written	17,066,915	286,484,774
Options terminated in closing purchase transactions	(10,630,694)	(238,108,336)
Options expired	(6,734,220)	(48,443,625)

Outstanding, end of year	1,350,910	$22,312,888

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $6,096,326. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $4,090,000 at December 31, 2010.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$(16,252,201)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written options	$(59,506,029)	$19,986,930

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Consumer Discretionary	$112,069,096	$53,472,444	$—	$165,541,540
Consumer Staples	54,467,892	72,089,524	—	126,557,416
Energy	55,745,699	58,274,424	—	114,020,123
Financials	73,892,251	124,368,609	—	198,260,860
Health Care	87,621,000	69,419,081	—	157,040,081
Industrials	63,368,503	80,649,939	—	144,018,442
Information Technology	288,166,022	46,121,546	—	334,287,568
Materials	17,048,387	65,052,685	—	82,101,072
Telecommunication Services	23,434,692	43,187,693	—	66,622,385
Utilities	16,006,436	30,856,402	—	46,862,838

Total Common Stocks	$791,819,978	$643,492,347 *	$—	$1,435,312,325

Investment Funds	$—	$900,556	$—	$900,556

Total Investments	$791,819,978	$644,392,903	$—	$1,436,212,881

Liability Description

Call Options Written	$(10,155,875)	$(6,096,326)	$—	$(16,252,201)

Total	$(10,155,875)	$(6,096,326)	$—	$(16,252,201)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

All Level 3 investments held at December 31, 2009 were valued at $0 and were sold during the year ended December 31, 2010 at no gain or loss. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2011

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $33,233,582, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 71.76% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $2,063,115 as a capital gain dividend.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. American Stock Transfer & Trust Company (AST), the Fund’s Transfer Agent, serves as agent for the shareholders in administering the Plan (Plan Agent). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by AST as Plan Agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2010, our records indicate that there are 139 registered shareholders and approximately 70,338 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Portfolio Associates LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategy. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index and the NASDAQ 100. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Helen Frame Peters 1948	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Walter A. Row, III 1957	President(3)	Since 2011	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Since 2011	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President(4)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Row served as Vice President of the Fund since 2005.

(4)	Prior to 2011, Mr. Richardson served as President of the Fund since 2005.

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Two International Place
Boston, MA 02110

2552-2/11	CE-TMGBWOFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$38,170	$38,170

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,200	$8,200

All Other Fees(3)	$2,500	$1,900

Total	$48,870	$48,270

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31,

2009 and December 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/09	12/31/10

Registrant	$10,700	$10,100

Eaton Vance(1)	$288,295	$250,973

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Eaton Vance Management (“EVM”) is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.
Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars)

in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

				Number of Accounts	Total Assets
	Number of All		Total Assets of All	Paying a	of Accounts Paying
	Accounts		Accounts	Performance Fee	a Performance Fee
Walter A. Row
Registered Investment Companies	10		$10,482.7	0	$0
Other Pooled Investment Vehicles	1		$2.5	0	$0
Other Accounts	0		$0	0	$0

David M. Stein
Registered Investment Companies	13		$9,656.3	0	$0
Other Pooled Investment Vehicles	1		$388.2	0	$0
Other Accounts	2,045	(1)	$23,333.2	2	$1,009.5

Thomas Seto
Registered Investment Companies	13		$9,656.3	0	$0
Other Pooled Investment Vehicles	1		$388.2	0	$0
Other Accounts	2,045	(1)	$23,333.2	2	$1,009.5

(1)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David M. Stein	None
Thomas Seto	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric
Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in

Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 14, 2011

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 14, 2011